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                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           SOUTHBOROUGH, MASSACHUSETTS

This Prospectus provides important information about the Delaware Medallion III variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") (in all jurisdictions except Hawaii and New
York). The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on an individual basis. As of the date of this Prospectus, the Company has ceased issuing new contracts except in connection with certain preexisting contractual plans and programs.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

A Statement of Additional Information ("SAI") dated April 30, 2008 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-533-2124. The Table of Contents of the SAI is listed on page 3 of this Prospectus. This Prospectus and the SAI can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

The Variable Account, known as Separate Account VA-K, is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this contract invests exclusively in shares of one of the following funds:

DELAWARE VIP TRUST

Delaware VIP Balanced Series
Delaware VIP Capital Reserves Series
Delaware VIP Cash Reserve Series
Delaware VIP Emerging Markets Series
Delaware VIP Growth Opportunities Series
Delaware VIP High Yield Series
Delaware VIP International Value Equity Series
Delaware VIP REIT Series
Delaware VIP Select Growth Series
Delaware VIP Small Cap Value Series
Delaware VIP Trend Series
Delaware VIP U.S. Growth Series
Delaware VIP Value Series

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)

AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund

THE ALGER AMERICAN FUND (CLASS O)

Alger American Capital Appreciation Portfolio

Alger American MidCap Growth Portfolio

Alger American SmallCap Growth Portfolio

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

AllianceBernstein VPS Global Technology Portfolio
AllianceBernstein VPS Growth and Income Portfolio
AllianceBernstein VPS Growth Portfolio
AllianceBernstein VPS Large Cap Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

FT VIP Franklin Small-Mid Cap Growth Securities Fund
FT VIP Mutual Shares Securities Fund
FT VIP Templeton Foreign Securities Fund
FT VIP Templeton Growth Securities Fund

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)

Pioneer Emerging Markets VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio

The Fixed Account, which is part of the Company's General Account, is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. Another investment option, the Guarantee Period Accounts, offers fixed rates of interest for specified periods ranging from 2 to 10 years. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account GPA are held in the Company's Separate Account GPA (except in California, where they are held in the General Account).

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                               DATE APRIL 30, 2008


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                                TABLE OF CONTENTS

SPECIAL TERMS                                                                  4
SUMMARY OF FEES AND EXPENSES                                                   6
SUMMARY OF CONTRACT FEATURES                                                  10
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
   UNDERLYING  FUNDS                                                          14
INVESTMENT OBJECTIVES AND POLICIES                                            15
PERFORMANCE INFORMATION                                                       18
DESCRIPTION OF THE CONTRACT                                                   20
   DISRUPTIVE TRADING                                                         20
   PAYMENTS                                                                   21
   RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY                              22
   RIGHT TO CANCEL ALL OTHER CONTRACTS                                        22
   TELEPHONE TRANSACTION PRIVILEGE                                            22
   TRANSFER PRIVILEGE                                                         22
   AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS              23
   SURRENDER                                                                  24
   WITHDRAWALS                                                                24
   DEATH BENEFIT                                                              26
   THE SPOUSE OF THE OWNER AS BENEFICIARY                                     27
   ASSIGNMENT                                                                 27
   ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE                          27
   DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS                             28
   ANNUITY BENEFIT PAYMENTS                                                   29
   NORRIS DECISION                                                            30
   COMPUTATION OF VALUES                                                      30
CHARGES AND DEDUCTIONS                                                        32
   VARIABLE ACCOUNT DEDUCTIONS                                                32
   CONTRACT FEE                                                               32
   OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER CHARGE            33
   PREMIUM TAXES                                                              33
   SURRENDER CHARGE                                                           33
   WAIVER OF SURRENDER CHARGE(S) AND ADDITIONAL AMOUNTS CREDITED              34
   TRANSFER CHARGE                                                            36
GUARANTEE PERIOD ACCOUNTS                                                     37
FEDERAL TAX CONSIDERATIONS                                                    39
   GENERAL                                                                    39
   QUALIFIED AND NON-QUALIFIED CONTRACTS                                      40
   TAXATION OF THE CONTRACT                                                   40
   TAX WITHHOLDING                                                            43
   OTHER TAX ISSUES                                                           43
   PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS                          44
STATEMENTS AND REPORTS                                                        45
LOANS (QUALIFIED CONTRACTS ONLY)                                              45
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                             46
CHANGES TO COMPLY WITH LAW AND AMENDMENTS                                     47
VOTING RIGHTS                                                                 47
DISTRIBUTION                                                                  47
LEGAL MATTERS                                                                 48
FURTHER INFORMATION                                                           48


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APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT                       A-1
APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT              B-1
APPENDIX C -- THE DEATH BENEFIT                                              C-1
APPENDIX D -- CONDENSED FINANCIAL INFORMATION                                D-1

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                                3
TAXATION OF THE CONTRACT, THE SEPARATE ACCOUNT AND THE COMPANY                 4
SERVICES                                                                       4
UNDERWRITERS                                                                   5
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION                     6
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM                    7
DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT
(M-GAP) RIDER                                                                  8
PERFORMANCE INFORMATION                                                       10
FINANCIAL STATEMENTS                                                         F-1


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                                  SPECIAL TERMS

ACCUMULATED VALUE: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a unit of measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.

ANNUITY UNIT: a unit of measure used to calculate the value of the periodic annuity benefit payments under the Contract.

COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Commonwealth Annuity and Life Insurance Company.

CUMULATIVE EARNINGS: the Accumulated Value reduced by total payments not previously withdrawn.

FIXED ACCOUNT: An investment option under the Contract that guarantees principal and a fixed interest rate, and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT: an annuity in the payout phase providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU): the person, persons or entity entitled to exercise the rights and privileges under the Contract. Joint Owners are permitted if one of the two is the Annuitant.

SERVICE OFFICE: Security Benefit Life Insurance Company and its affiliates (collectively, "Security Benefit") provide administrative, accounting, and other services to the Company. The principal administrative offices of Security Benefit are located at One Security Benefit Place Topeka, KS 66675, Telephone 1-800-533-2124.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Fund.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any applicable Contract fee, surrender charge, rider charge and Market Value Adjustment.

UNDERLYING FUNDS (FUNDS): an investment portfolio of Delaware VIP Trust ("Delaware VIP"), AIM Variable Insurance Funds ("AIM"), The Alger American Fund ("Alger"), AllianceBernstein Variable Products Series Fund, Inc.
("AllianceBernstein VPS"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), and Pioneer Variable Contracts Trust ("Pioneer VCT").

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading and, on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an


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Underlying Fund's portfolio securities such that the current unit value of the
Sub-Accounts may be affected materially.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Date to the next.

VARIABLE ACCOUNT: Separate Account VA-K, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company, and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity in the payout phase providing for payments varying in amount in accordance with the investment experience of certain Underlying Funds.


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                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will incur directly or indirectly under the Delaware Medallion III Contract. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The purpose of the tables is to help you understand these various charges.

                                     TABLE I
                           OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE CONTRACT AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.

                                                       MAXIMUM CHARGE

SURRENDER CHARGE(1):
   (as a percentage of payments withdrawn)                  7.0%

TRANSFER CHARGE(2):                                   $0 on the first 12
                                                transfers in a Contract year.
                                             Up to $25 for subsequent transfers

(1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any commutable period certain option or a noncommutable fixed period certain option of less than ten years. The charge is a percentage ranging from 7.0% to 1.0% of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period.

YEARS MEASURED FROM DATE OF
          PAYMENT              CHARGE
---------------------------   -------
Less than 1                     7.0%
Less than 2                     6.0%
Less than 3                     5.0%
Less than 4                     4.0%
Less than 5                     3.0%
Less than 6                     2.0%
Less than 7                     1.0%
 Thereafter                     0.0%

(2) The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.


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                                    TABLE II
         PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING FUND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING FUND:

ANNUAL CONTRACT FEE(1):                                                   $  30

ANNUAL VARIABLE SUB-ACCOUNT EXPENSES:

   (on an annual basis as percentage of average daily net assets)
   Mortality and Expense Risk Charge:                                      1.25%
   Administrative Expense Charge:                                          0.15%
                                                                          -----
  Total Annual Expenses:                                                   1.40%

OPTIONAL RIDER CHARGES:

   The charge on an annual basis as a percentage of the Accumulated Value is:
      Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a
         ten-year waiting period:(2)                                       0.25%
      Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider with a
         fifteen-year waiting period:(2)                                   0.15%

(1) During the accumulation phase, the fee is deducted annually and upon surrender when Accumulated Value is less than $50,000. The fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan.

(2) If you elected one of the M-GAP riders prior to their discontinuance on 1/31/02, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each month and, if applicable, at termination. For more information about the M-GAP Rider, see "DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER" in the SAI.


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                                    TABLE III
             TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING FUNDS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING FUND.

TOTAL ANNUAL FUND OPERATING EXPENSES       MINIMUM              MAXIMUM
------------------------------------  ----------------  ----------------------
Expenses that are deducted from       Annual charge of  Annual charge of 1.64%
Underlying Fund assets, including     0.64% of average  of average daily net
management fees, distribution and/or daily net assets assets service (12b-1) fees and other expenses.


The table above shows the minimum and maximum expenses of the Funds during 2007. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year. The Underlying Fund information is based on information provided by the Underlying Funds and is not independently verified by the Company.

EXAMPLES

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING FUND FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

MAXIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the optional rider with the maximum possible charges, which would be the Minimum Guaranteed Annuity Payout (M-GAP) Rider with a ten-year waiting period at a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:

                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
                             ------  -------  -------  --------
Fund with the maximum total
   operating expenses         $940    $1,468   $2,008   $3,613

(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:

                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
                             ------  -------  -------  --------
Fund with the maximum total
   operating expenses         $335    $1,021   $1,731   $3,613


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MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen an optional rider. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:

                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                       ------  -------  -------  --------
Fund with the minimum total operating
   expenses                             $822    $1,112   $1,408   $2,400

(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:

                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                       ------  -------  -------  --------
Fund with the minimum total operating
   expenses                             $210     $649    $1,114   $2,400


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                          SUMMARY OF CONTRACT FEATURES

WHAT IS THE DELAWARE MEDALLION III VARIABLE ANNUITY?

The Delaware Medallion III variable annuity contract ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

     -    a customized investment portfolio;

     -    experienced professional investment advisers;

     -    tax deferral on earnings;

     -    guarantees that can protect your family during the accumulation phase;
          and

     -    income payments that you can receive for life.

WHAT HAPPENS IN THE ACCUMULATION PHASE?

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, you may allocate payments among the available Sub-Accounts investing in the Underlying Funds (you may utilize up to seventeen Sub-Accounts at any one time, in addition to the Delaware VIP Cash Reserve Series), to the Guarantee Period Accounts, and to the Fixed Account (collectively "the investment options.") You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. The Contract's Accumulated Value is based on the investment performance of the Underlying Funds and any accumulations in the Guarantee Period and Fixed Accounts. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, the beneficiaries receive certain protections in the event of the Annuitant's death. See discussion below: WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Underlying Funds, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

     -    periodic payments for the Annuitant's lifetime;

     - periodic payments for the Annuitant's life and the life of another person selected by you;

     - periodic payments for the Annuitant's lifetime with any remaining guaranteed payments continuing to your beneficiary for 10 years in the event that the Annuitant dies before the end of ten years;

     - periodic payments over a specified number of years (1 to 30) -- under the fixed version of this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option. Variable period certain options are automatically commutable.


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WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Commonwealth Annuity and Life Insurance Company. Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of payments are flexible, subject only to a $5,000 minimum for the initial payment ($2,000 for IRA's) and a $50 minimum for any additional payments. A lower initial payment amount may be permitted where monthly payments are being forwarded directly from a financial institution. In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.

WHAT ARE MY INVESTMENT CHOICES?

Prior to the Annuity Date, you may allocate payments among one or more of the Sub-Accounts investing in the Underlying Funds (up to a total of seventeen may be utilized at any one time, in addition to the Delaware VIP Cash Reserve Series), the Guarantee Period Accounts, and the Fixed Account. Each Underlying Fund operates pursuant to different investment objectives, discussed below, and this range of investment options enables you to allocate your money among the Funds to meet your particular investment needs. For a more detailed description of the Underlying Funds, see INVESTMENT OBJECTIVES AND POLICIES.

Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account, except in California where assets are held in the Company's General Account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company currently offers nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the Guarantee Period Accounts after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.

THE GUARANTEE PERIOD ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

The Fixed Account is part of the General Account which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.


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CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Underlying Funds, the Guarantee Period Accounts, and the Fixed Account. Transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Delaware VIP Cash Reserve Series, are utilized at any one time. You will incur no current taxes on transfers while your money remains in the Contract. The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in the same or a subsequent Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25. See "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.

You may also elect at no additional charge Automatic Transfers (Dollar Cost Averaging) to gradually move money to one or more of the Underlying Funds or Automatic Account Rebalancing to ensure assets remain allocated according to your designated percentage allocation mix.

WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?

Before the annuity payout phase begins, you may surrender your Contract or make withdrawals any time. A 10% federal tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2. Each calendar year, you can withdraw without a surrender charge the greatest of 100% of Cumulative Earnings, 15% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy and the Owner is a trust or other non-natural person.) Additional amounts may be withdrawn at any time but payments that have not been invested in the Contract for more than seven years may be subject to a surrender charge. (A Market Value Adjustment may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

In addition, you may withdraw all or a portion of your money without surrender charge if, after the Contract is issued and before age 65, you become disabled. Also, except in New Jersey where not permitted by state law, you may withdraw money without a surrender charge if, after the contract is issued, you are admitted to a medical care facility or diagnosed with a fatal illness. For details and restrictions, see "Reduction or Elimination of Surrender Charge and Additional Amounts Credited" in "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS.


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WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the greatest of:

     - The Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment;

     - Gross payments, with interest compounding daily at an effective annual yield of 5%, starting on the date each payment is applied, and continuing throughout your investments' entire accumulation phase, decreased proportionately to reflect withdrawals; or

     - The death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments compounded daily at an effective annual yield of 5%. The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of
(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments compounded daily at an effective annual yield of 5% (gross payments in Hawaii and New York) or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or
(c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.

At the death of an Owner who is not also the Annuitant during the accumulation phase, the death benefit will equal the Accumulated Value on the Valuation Date the Company receives proof of death increased by any positive Market Value Adjustment.

(If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "DEATH BENEFIT.")

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value on a Contract anniversary or upon surrender is less than $50,000, the Company will deduct a $30 Contract fee from the Contract. The Contract fee is currently waived for Contracts issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity payout options, you may be subject to a surrender charge. If applicable, this charge will be between 1% and 7% of payments withdrawn, based on when the payments were originally made.

A deduction for state and local premium taxes, if any, may be made as described in "PREMIUM TAXES" under CHARGES AND DEDUCTIONS.

The Company will deduct, on a daily basis, an annual Mortality and Expense Risk Charge and Administrative Expense Charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Underlying Fund. The Funds will incur certain management fees and expenses which are more fully described in the prospectuses of the Underlying Funds which accompany this Prospectus. These charges vary among the Underlying Funds and may change from year to year.

CAN I EXAMINE THE CONTRACT?

Yes. The Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of the Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted.)

However, if state law requires or if the Contract was issued as an Individual Retirement Annuity ("IRA"), you will generally receive a refund of your entire payment. (In certain states this refund may be the greater of (1) your payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted.) See "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY," and "RIGHT TO CANCEL ALL OTHER CONTRACTS" under DESCRIPTION OF THE CONTRACT.

CAN I MAKE FUTURE CHANGES UNDER THE CONTRACT?

You can make several changes after receiving the Contract:

     - You may assign your ownership to someone else, except under certain qualified plans.

     - You may change the beneficiary, unless you have designated a beneficiary irrevocably.

     -    You may change your allocation of payments.

     - You may make transfers of accumulated value among your current investments without any tax consequences.

     - You may cancel the Contract within ten days of delivery (or longer if required by state law).

              DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND
                              THE UNDERLYING FUNDS

THE COMPANY. Effective September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company and the principal office was relocated to 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400. Unless otherwise specified, any reference to the "Company" refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity ").

Commonwealth Annuity is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). Effective December 31, 2002, Commonwealth Annuity became a Massachusetts domiciled insurance company and a direct subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 85 Broad Street, New York, NY 10004.

As of December 31, 2006, the Company and its subsidiaries had $10 billion in assets and $12 billion of life insurance in force.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Its Principal Office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.

THE VARIABLE ACCOUNT. The Company maintains a separate account called Separate Account VA-K (the "Variable Account"). The Variable Account was authorized by vote of the Board of Directors of the Company on November 1, 1990. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Account or the Company by the SEC.

Each Sub-Account invests in a corresponding investment portfolio. The assets used to fund the variable portions of the Contract are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Obligations under the Contract are obligations of the Company. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Company offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. The Variable Account also invests in other underlying funds which are not available to the Contract described in this Prospectus.

UNDERLYING FUNDS. Each Sub-Account invests in a corresponding investment portfolio ("Underlying Fund") of an open-end management investment company. The Underlying Funds available through this contract are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the Underlying Funds may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Underlying Funds is set forth below. Certain Underlying Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Underlying Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. In some states, insurance regulations may restrict the availability of particular Funds.


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING FUNDS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Contract will equal or exceed the aggregate amount of payments made under the Contract. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.

DELAWARE VIP TRUST

ADVISER: DELAWARE MANAGEMENT COMPANY

DELAWARE VIP BALANCED SERIES -- seeks a balance of capital appreciation, income and preservation of capital by investing primarily in stocks of established companies believed to have the potential for long-term capital appreciation. The Series also invests at least 25% of its assets in various types of fixed-income securities, including U.S. government securities and corporate bonds.

DELAWARE VIP CAPITAL RESERVES SERIES -- seeks a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity by investing in invests primarily in short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, instruments secured by U.S. government securities and debt securities issued by U.S. corporations. Delaware VIP Capital Reserves Series is not a money market fund.

DELAWARE VIP CASH RESERVE SERIES -- seeks to provide maximum current income, while preserving principal and maintaining liquidity, by investing its assets in a diversified portfolio of money market securities and managing the portfolio to maintain a constant net asset value of $1 per share. The Series is a money market fund which invests in a diversified portfolio of high-quality securities.

DELAWARE VIP EMERGING MARKETS SERIES -- seeks long-term capital appreciation. The Series invests primarily in equity securities of issuers from emerging foreign countries. The Series' portfolio manager selects growth-oriented and value-oriented investments on the basis of the investment's discount to its intrinsic value.

DELAWARE VIP GROWTH OPPORTUNITIES SERIES -- seeks long-term capital appreciation. The Series invests primarily in securities of medium-sized companies whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Series' investment. Management selects stocks of companies that they think will provide high and consistent earnings growth with a reasonable level of risk.

DELAWARE VIP HIGH YIELD SERIES -- seeks total return and, as a secondary objective, high current income. The Series invests in high-yield corporate bonds (rated BB or lower, commonly known as "junk bonds"), foreign bonds, U.S. government securities and commercial paper. The Series will also invest in unrated bonds, judged to be of comparable quality, which may be more speculative in nature than rated bonds.

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. The Series invests primarily in equity securities that provide the potential for capital appreciation. At least 65% of the Series total assets will be invested in equity securities of issuers from foreign countries.

DELAWARE VIP REIT SERIES -- seeks maximum long-term total return, with capital appreciation as a secondary objective. The series invests primarily in stocks of companies principally engaged in the real estate industry. Under normal circumstances, we will invest at least 80% of the Series' total assets in equity securities of real estate investment trusts (REITs).

DELAWARE VIP SELECT GROWTH SERIES -- seeks long-term capital appreciation. The Series invests primarily in common stocks of companies believed to have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We consider companies of any size or market capitalization.

DELAWARE VIP SMALL CAP VALUE SERIES -- seeks capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in investments of smaller capitalization companies, defined as those having a market capitalization generally less than 3.5 times the dollar-weighted median market capitalization of the Russell 2000 Index at the time of purchase. The Series invests in companies, in the manager's opinion, that are priced low relative to their underlying value or future earning potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company, which might suggest a more favorable outlook going forward.

DELAWARE VIP TREND SERIES -- seeks long-term capital appreciation. The Series invests primarily in stocks of small growth-oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support growth.

DELAWARE VIP U.S. GROWTH SERIES -- seeks to maximize capital appreciation. The Series invests primarily in equity securities of companies we believe have the potential for sustainable free cash flow growth. Though the Series' management team has the flexibility to invest in companies of all sizes, the Series generally focuses on medium and large-size companies. The Series' goal is to own companies that are expected to grow faster than the U.S. economy.

DELAWARE VIP VALUE SERIES -- seeks long-term capital appreciation. The Series invests primarily in investments of large-capitalization companies that we believe have long-term capital appreciation potential. The Series' management follows a value-oriented investment philosophy in selecting stocks for the Series using a research-intensive approach.

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)

ADVISER:  INVESCO AIM ADVISORS, INC.

AIM V.I. CAPITAL APPRECIATION FUND -- The fund's investment objective is growth of capital. The fund seeks to meet its investment by primarily in common stocks of companies of all market capitalizations. The sub-advisers are Invesco Trimark Investment Management Inc., Invesco Global Asset Management (N.A.), Inc., Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc., Invesco Hong Kong Limited, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Asset Management Deutschland, GmbH, and Invesco Australia Limited.

AIM V.I. CORE EQUITY FUND - The fund's investment objective is growth of capital. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio manager believes have the potential for above-average growth in earnings. The sub-advisers are Invesco Trimark Investment Management Inc., Invesco Global Asset Management (N.A.), Inc., Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc., Invesco Hong Kong Limited, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Asset Management Deutschland, GmbH, and Invesco Australia Limited.

AIM V.I. HIGH YIELD FUND -- The fund's investment objective is to achieve a high level of current income. The fund seeks to meet its objective by investing, normally, at least 80% of its assets, in debt securities that are determined to be below investment grade quality because they are rated BB/Ba or lower by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. These types of securities are commonly known as "junk bonds." The sub-advisers are Invesco Trimark Investment Management Inc., Invesco Global Asset Management (N.A.), Inc., Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc., Invesco Hong Kong Limited, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Asset Management Deutschland, GmbH, and Invesco Australia Limited.

AIM V.I. INTERNATIONAL GROWTH FUND -- The fund's investment objective is long-term growth of capital. The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities.The sub-advisers are Invesco Trimark Investment Management Inc., Invesco Global Asset Management (N.A.), Inc., Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc., Invesco Hong Kong Limited, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Asset Management Deutschland, GmbH, and Invesco Australia Limited.

THE ALGER AMERICAN FUND (CLASS O)

ADVISER: FRED ALGER MANAGEMENT, INC.

ALGER AMERICAN CAPITAL APPRECIATION PORTFOLIO -- seeks long-term capital appreciation. Under normal circumstances, the portfolio invests in the equity securities of companies of any size the Manager believes demonstrate promising growth potential. The portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. This Portfolio was formerly known as Alger American Leveraged AllCap Portfolio.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO -- seeks long-term capital appreciation. It focuses on midsized companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, updated quarterly. Both indexes are designed to track the performance of medium-capitalization stocks.

ALGER AMERICAN SMALLCAP GROWTH PORTFOLIO -- seeks long-term appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P Small Cap 600 Index, updated quarterly. Both indexes are broad indexes of small-capitalization stocks. This Portfolio was formerly known as Alger American Small Capitalization Portfolio.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

ADVISER:  ALLIANCEBERNSTEIN L.P.

ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO - seeks long-term growth of capital.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

ADVISER: FRANKLIN ADVISERS, INC. - FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

ADVISER: FRANKLIN MUTUAL ADVISERS, LLC - FT VIP MUTUAL SHARES SECURITIES FUND

ADVISER: TEMPLETON INVESTMENT COUNSEL, LLC - FT VIP TEMPLETON FOREIGN SECURITIES FUND

ADVISER: TEMPLETON GLOBAL ADVISORS LIMITED - FT VIP TEMPLETON GROWTH SECURITIES FUND

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies and normally invests predominantly in equity securities.

FT VIP MUTUAL SHARES SECURITIES FUND -- seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests to a lesser extent in risk arbitrage securities and distressed companies.

FT VIP TEMPLETON FOREIGN SECURITIES FUND -- seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

FT VIP TEMPLETON GROWTH SECURITIES FUND -- seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets. The sub-adviser is Templeton Asset Management, Ltd.

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)

ADVISER: PIONEER INVESTMENT MANAGEMENT, INC.

PIONEER EMERGING MARKETS VCT PORTFOLIO -- Long-term growth of capital.

PIONEER MID CAP VALUE VCT PORTFOLIO -- Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common.

There is no assurance that the investment objectives of the Underlying Funds will be met. In the event of a material change in the investment policy of a Sub-Account or the Fund in which it invests, you will be notified of the change. No material changes in the investment policy of the Variable Account or any Sub-Accounts will be made without approval pursuant to the applicable state insurance laws. If you have amounts in that Sub-Account, the Company will transfer it without charge, on written request by you, to another Sub-Account or to the General Account. The Company must receive your written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer.

                             PERFORMANCE INFORMATION

The Delaware Medallion III Contract was first offered to the public by Commonwealth Annuity and Life Insurance Company in 1996. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance. Performance tables are included in the SAI.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Delaware VIP Cash Reserve Series refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Fund other than the Delaware VIP Cash Reserve Series refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED AS WELL AS CONTRACT LEVEL CHARGES (IF ANY) AND WITHDRAWAL CHARGES (FOR MORE INFORMATION, SEE THE SAI). PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared in reports and promotional literature to:

     (1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

     (2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

     (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                           DESCRIPTION OF THE CONTRACT

As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs. References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Contract and of the Company's administrative procedures for the benefit of the Company's current Owners.

DISRUPTIVE TRADING

This Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners.

In order to protect our Contract Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

-    the number of transfers made over a period of time;

-    the length of time between transfers;

- whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

-    the dollar amount(s) requested for transfers; and

- whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

-    the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-Account to Sub-Account. The Disruptive Trading Procedures limit the number of transfers a Contract Owner may make during a given period, limit the number of times a Contract Owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Contract, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Underlying Funds.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Contract Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

PAYMENTS

The Company issues a Contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Service Office, are met. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application for certain classes of annuity Contracts. Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The Company reserves the right to reject an application or request to issue a Contract. Any such rejection will not discriminate unfairly among purchasers.

Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all underwriting requirements are properly met. If all underwriting requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Service Office on the basis of accumulation unit value next determined after receipt.

Payments may be made to the Contract at any time prior to the Annuity Date, or prior to payment of the death benefit, subject to certain minimums.

     - Currently, the initial payment must be at least $5,000 ($2,000 for IRA's). A lower minimum amount may be permitted if monthly automatic payments are being forwarded directly from a financial institution.

     -    Each subsequent payment must be at least $50.

     - Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Contract on the employee if the plan's average annual contribution per eligible plan participant is at least $600.

     - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Delaware VIP Cash Reserve Series.

Generally, unless otherwise requested, all payments will be allocated among investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Delaware VIP Cash Reserve Series.

RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Contract intended to qualify as an IRA may cancel the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to cancel the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Service Office, Security Benefit Life Insurance Company, located at One Security Benefit Place, Topeka, KS 66675, Telephone 1-800-533-2124, or to any local agency of the Company. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

Within seven days the Company will provide a refund equal to gross payment(s) received. In some states, however, the refund may equal the greater of (a) gross payments, or (b) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts plus any amounts deducted under the Contract or by the Underlying Funds for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

RIGHT TO CANCEL ALL OTHER CONTRACTS

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

TELEPHONE TRANSACTIONS PRIVILEGE

Subject to state law, you, or anyone you authorize, may initiate transactions over the telephone, unless you notify the Company of your election not to have this privilege. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you, or any other person you authorize, will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.

TRANSFER PRIVILEGE

At any time prior to the Annuity Date and subject to the Disruptive Trading limitations described above under DESCRIPTION OF THE CONTRACT, an Owner may transfer amounts among investment options upon written or, in most jurisdictions, telephone request to the Company. Transfers may be made to or among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Delaware VIP Cash Reserve Series, are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Delaware VIP Cash Reserve Series. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

If an Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

The first twelve transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers in a Contract year, but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers. The first automatic transfer or rebalancing under an Automatic Transfer (Dollar Cost Averaging) program, or Automatic Account Rebalancing program counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) OPTION. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from either the Fixed Account, the Sub-Account investing in the Delaware VIP Capital Reserves Series, the Sub-Account investing in the Delaware VIP Strategic Income Series or the Sub-Account investing in the Delaware VIP Cash Reserve Series (the "source accounts") to one or more of the available Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Fund being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments which are deposited into the Fixed Account when it is being used as the source account from which to process automatic transfers. For more information, see "Enhanced Automatic Transfer (Dollar Cost Averaging) Program" in the SAI.

AUTOMATIC ACCOUNT REBALANCING OPTION. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue in accordance with the most recent percentage allocation mix received until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's request to change the mix is received by the Company.

LIMITATIONS. The Company reserves the right to limit the number of Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.

SURRENDER

At any time prior to the Annuity Date, an Owner may surrender the Contract and receive its Surrender Value, less any tax withholding. The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-533-2124.

The Owner must return the Contract and a signed, written request for surrender on a Company surrender form to the Service Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Service Office.

Before the Annuity Date, a surrender charge may be deducted if a Contract is surrendered and payments have been credited to the Contract during the last full seven years. See CHARGES AND DEDUCTIONS. The Contract fee may also be deducted.

After the Annuity Date, only Contracts annuitized under a commutable period certain option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each separate account is not reasonably practicable.

The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program".

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

WITHDRAWALS

At any time prior to the Annuity Date, an Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-533-2124. You may also obtain a Company withdrawal form at our Company web site, https://cwannuity.se2.com.

The Owner must submit to the Service Office a signed, written request for withdrawal on a Company withdrawal form. The written request must indicate the dollar amount the Owner wishes to receive and the investment options from which such amount is to be withdrawn. Each withdrawal must be a minimum of $100. The amount withdrawn equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS. In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.

Where allocations have been made to more than one investment option, a percentage of the withdrawal may be allocated to each option. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Service Office. Withdrawals will be paid in accordance with the time limitations described under "SURRENDER" under DESCRIPTION OF THE CONTRACT.

After the Annuity Date, withdrawals are permitted only if the Contract is annuitized under a commutable period certain option. Annuity Units equivalent in value to the amount withdrawn will be cancelled.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program." For important tax consequences which may result from withdrawals, see FEDERAL TAX CONSIDERATIONS.

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals ("systematic withdrawals") from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges.

If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Service Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Service Office.

LIFE EXPECTANCY DISTRIBUTIONS. Each calendar year prior to the Annuity Date, an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Service Office. The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time.

If an Owner elects the Company's LED option, (based on the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

NOTE: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see FEDERAL TAX CONSIDERATIONS, "TAXATION OF THE CONTRACT." In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.

The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.

DEATH BENEFIT

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of:

(a) the Accumulated Value as of the Valuation Date that the Company receives proof of death and any necessary claim paperwork, increased by any positive Market Value Adjustment;

(b) gross payments compounded daily at an effective annual yield of 5% starting on the date each payment is applied and continuing throughout the payment's entire accumulation phase, decreased proportionately to reflect withdrawals; or

(c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

For each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of:

(a) the Accumulated Value as of the Valuation Date that the Company receives proof of death (increased by any positive Market Value Adjustment); or

(b)  gross payments compounded daily at an effective annual yield of 5%.

The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;

(b)  gross payments compounded daily at an effective annual yield of 5%; or

(c)  the locked-in value of the death benefit at the first anniversary.

The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX C -- THE DEATH BENEFIT for specific examples of death benefit calculations.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Service Office. Instead of payment in one sum, the beneficiary may, by written request, elect to:

     (1) defer distribution of the death benefit for a period not more than five years from the date of death; or

     (2) receive distributions over the life of the beneficiary for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph (2) above.

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If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Delaware VIP Cash Reserve Series. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Sub-Account investing in the Delaware VIP Cash Reserve Series. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract rather than receiving payment of the death benefit. The spouse will then become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Delaware VIP Cash Reserve Series; (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Sub-Account investing in the Delaware VIP Cash Reserve Series. The resulting value will never be subject to a surrender charge when withdrawn. The new Owner may also make additional payments; however, a surrender charge will apply to these amounts if they are withdrawn before they have been invested in the Contract for at least seven years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract when the new Owner dies.

ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Service Office. The Company will not assume responsibility for determining the validity of any assignment.

If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment. For important tax consequences which may result from assignments, see FEDERAL TAX CONSIDERATIONS.

ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under; or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Service Office at least one month before the Annuity date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90.

If the Annuity Date under a non-qualified Contract is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See FEDERAL TAX CONSIDERATIONS for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the Owner with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the Owner may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the account(s) selected. See "Annuity Benefit Payments" in the SAI.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

Under a variable annuity payout option, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity payout option selected must produce an initial payment of at least $50 (a lower amount may be required under some state laws). The Company reserves the right to increase these minimum amounts. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment will be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity except in the case where a commutable period certain option has been elected. Beneficiaries entitled to receive remaining payments under either a commutable or noncom-mutable period certain option may elect instead to receive a lump sum settlement.

If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

If the Owner exercises the M-GAP Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and must occur at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company provides the variable annuity payout options described below. Currently, variable annuity options may be funded through the Delaware VIP Balanced Series, the Delaware VIP Capital Reserves Series and the Delaware VIP Large Cap Value Series. The Company also provides these same options funded through the Fixed Account (fixed annuity payout option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity payout options or the fixed payout options may be selected, or any of the variable annuity payout options may be selected in combination with any of the fixed annuity payout options. Other annuity options may be offered by the Company.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS -- This is a variable annuity payable periodically during the lifetime of the Annuitant with the guarantee that if he or she should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING THE LIFETIME OF THE ANNUITANT ONLY -- This variable annuity is payable during the Annuitant's life. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if he or she dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if he or she dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the Annuitant's lifetime, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY -- This is a variable annuity payable periodically during the lifetime of


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

the Annuitant with the guarantee that if (1) exceeds (2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

Where: (1)  is the dollar amount of the Accumulated Value at annuitization divided by the dollar amount of the first payment, and

       (2)  is the number of payments paid prior to the death of the Annuitant.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY -- This variable annuity is payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units that applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant under the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY -- This is a variable annuity payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units, which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant under the Contract or the beneficiary. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY (PAYMENTS GUARANTEED FOR A SPECIFIC NUMBER OF YEARS) -- This variable annuity provides periodic payments for a stipulated number of years ranging from one to 30. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. A fixed period certain annuity may be either commutable or noncommutable. A variable period certain annuity is automatically commutable.

The period certain option does not involve a life contingency. In the computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under the period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to elections made prior to the date of any change in this practice. See FEDERAL TAX CONSIDERATIONS for a discussion of the possible adverse tax consequences of selecting a period certain option.

ANNUITY BENEFIT PAYMENTS

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "NORRIS DECISION" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

     - For life annuity options and noncommutable fixed period certain options of ten years or more, the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

     - For commutable period certain options, any noncommutable fixed period certain option of less than ten years and all variable period certain options, the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.


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     -    For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION" in the SAI.

NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

COMPUTATION OF VALUES

THE ACCUMULATION UNIT. Each net payment is allocated to the investment options selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Service Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on


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

the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting the sum of (3) and (4) where:

     (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

     (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

     (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets, and

     (4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. For an illustration of an Accumulation Unit calculation using an hypothetical example see the SAI. Subject to compliance with applicable state and federal law, the Company reserves the right to change the methodology for determining the net investment factor.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and the SAIs of the Underlying Funds.

VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other payee) lives, and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.


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

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.80% for mortality risk and 0.45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "CONTRACT FEE") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. The prospectuses and SAIs of the Underlying Funds contain additional information concerning expenses of the Underlying Funds and should be read in conjunction with the Prospectus.

CONTRACT FEE

A $30 Contract fee is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $50,000. The Contract fee is currently waived for a Contract issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract fee up to $30 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available. Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage which the value in that option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that investment option..

Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the class of "eligible persons" as defined in "Reduction or Elimination of Surrender Charge and Additional Amounts Credited" in "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS.

OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER CHARGE

If you elected one of the following riders prior to their discontinuance on 1/31/02, a separate monthly charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts (based on the relative value that the Accumulation Units of the Sub-Account, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.) The applicable charge is equal to the Accumulated Value on the last day of each month within which the rider has been in effect and, if applicable, on the date the Rider is terminated, multiplied by 1/12th of the following annual percentage rates:

Minimum Guaranteed Annuity Payout (M-GAP) Rider with ten-year
   waiting period                                                   0.25%
Minimum Guaranteed Annuity Payout (M-GAP) Rider with fifteen-year
   waiting period                                                   0.15%


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

For more information about the M-GAP Rider, see "DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER" in the SAI.

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

     (1) if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for the Contract at the time the payments are received); or

     (2) the premium tax charge is deducted in total when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract's Accumulated Value at the time such determination is made.

SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. A surrender charge, however, is deducted from the Accumulated Value of the Contract in the case of surrender and/or withdrawal of the Contract or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Accumulated Value is divided into three categories:

     (1) New Payments - payments received by the Company during the seven years preceding the date of the surrender;

     (2) Old Payments - accumulated payments invested in the Contract for more than seven years; and

     (3)  the amount available under the Withdrawal
          Without Surrender Charge provision.

See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any, then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge followed by Old Payments may be withdrawn from the Contract at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

CHARGE FOR SURRENDER AND WITHDRAWAL. If the Contract is surrendered, or if New Payments are withdrawn, while the Contract is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments, to which the withdrawal is attributed have remained credited under the Contract.

Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)


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

The surrender charge is as follows:

  COMPLETE      CHARGE AS
YEARS FROM    PERCENTAGE OF
  DATE OF     NEW PAYMENTS
  PAYMENT       WITHDRAWN
-----------   -------------
Less than 1         7%
Less than 2         6%
Less than 3         5%
Less than 4         4%
Less than 5         3%
Less than 6         2%
Less than 7         1%
 Thereafter         0%

The amount withdrawn equals the amount requested by the Owner plus the charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total surrender charge exceed a maximum limit of 7% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, withdrawals and annuitization.

WAIVER OF SURRENDER CHARGE(S) AND ADDITIONAL AMOUNTS CREDITED

PHYSICAL DISABILITY OR ADMISSION TO MEDICAL CARE FACILITY. Where permitted by state law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, except in New Jersey (where not permitted by state law), the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility after the issue date and remains confined there until the later of one year after the issue date or 90 consecutive days or (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.

For purposes of the above provision, "medical care facility" means any state-licensed facility (or, in a state that does not require licensing a facility that is operating pursuant to state law), providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where surrender charges have been waived under any of the situations discussed above, no additional payments under the Contract will be accepted unless required by state law.

OTHER REDUCTIONS OR ELIMINATIONS OF SURRENDER CHARGES. From time to time the Company may allow a reduction in or elimination of the surrender charges, the period during which the charge applies, or both, and/or credit additional amounts on the Contract when the Contract is sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:

(1) the size and type of group or class, and the persistency expected from that group or class;

(2) the total amount of payments to be received and the manner in which payments are remitted;

(3) the purpose for which the Contract is being purchased and whether that purpose makes it likely that costs and expenses will be reduced;

(4)  other transactions where sales expenses are likely to be reduced; or

(5) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to

     Contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the contingent sales charge and/or credit additional amounts on the Contract where either the Owner or the Annuitant on the issue date are within the following classes of individuals ("eligible persons"):

(1) employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

(2)  an employee of the Company, its affiliates or subsidiaries;

(3) officers, directors, trustees and employees of any of the Underlying Funds, investment managers or Sub-Advisers of the Underlying Funds;

(4) and the spouses of and immediate family members residing in the same household with such eligible persons.

"Immediate family members" means children, siblings, parents and grandparents. Finally, if permitted under state law, surrender charges may be waived under
Section 403(b) Contracts where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of the Contract. The Company will not make any changes to the charge where prohibited by law.

WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, the Company will waive the surrender charge, if any, on an amount ("Withdrawal Without Surrender Charge Amount") equal to the greatest of (1), (2) or (3):

Where (1) is: 100% of Cumulative Earnings (calculated as the Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously withdrawn);

Where (2) is: 15% of the Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior withdrawals made in the same calendar year to which no surrender charge was applied; and

Where (3) is: The amount calculated under the Company's life expectancy distribution Option (see "Life Expectancy Distributions" above) whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).


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

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge Amount of $2,250, which is equal to the greatest of:

(1)  Cumulative Earnings ($1,000);

(2)  15% of Accumulated Value ($2,250); or

(3)  LED of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge Amount will be deducted first from Cumulative Earnings. If the Withdrawal Without Surrender Charge Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a LIFO (last-in/first-out) basis. This means that the last payments credited to the Contract will be withdrawn first. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Surrender Value, net of any applicable tax withholding. Subject to the same rules that are applicable to withdrawals, the Company will not assess a surrender charge on an amount equal to the greatest Withdrawal Without Surrender Charge Amount available.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the Accumulation Unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Service Office.

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If the Owner chooses any commutable period certain option or a non-commutable fixed period certain option for less than ten years, a surrender charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when the surrender charge would still apply had the Contract been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any noncommutable fixed period certain option for ten years or more. A Market Value Adjustment, however, may apply. See GUARANTEE PERIOD ACCOUNTS. If an owner of an existing fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such owner to exchange, at the time of annuitization, the fixed contract for the Contract offered in this Prospectus. The proceeds of the fixed contract, minus any surrender charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

TRANSFER CHARGE

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.


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                            GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 ("the 1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this annuity Contract or any benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in this Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, there currently are nine Guarantee Periods available under the Contract with durations of two, three, four, five, six, seven, eight, nine and ten years. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions; however, once an interest rate is in effect for a Guarantee Period Account, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when the Contract initially was issued, and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date (subject to the Fixed Account limitations in some states; see APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT). Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Cash Reserve Series. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Service Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration, unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date, or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Cash Reserve Series. Where amounts automatically have been renewed in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. No Market Value Adjustment applies to deductions taken for Contract fees or rider charges. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT. A Market Value Adjustment will apply


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to all other transfers, withdrawals, or a surrender. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any surrender charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                         [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

     where: i is the Guaranteed Interest Rate expressed as a decimal (for example: 3% = 0.03) being credited to the current Guarantee Period;

            j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

            n is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, if the then current market rates are lower than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will INCREASE after the Market Value Adjustment is applied. If the then current market rates are higher than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will DECREASE after the Market Value Adjustment is applied.

The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value also is affected by the minimum guaranteed rate of 3%. In this situation, the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX B --SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the initial payment, LESS ANY CONTRACT FEES OR CHARGES THAT ARE APPLICABLE TO THE GUARANTEE PERIOD ACCOUNTS. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT. Unless the Company is notified otherwise, if a subsequent payment is made after the Program to Protect Principal and Provide Growth Potential has been selected and during the Guarantee Period, such payment will be allocated among the selected Sub-Accounts only. If you want the subsequent payment to be allocated to a new Guarantee Period Account while enrolled in the Program, you must provide payment allocation instructions to the Company that include (1) the Guarantee Period and (2) the dollar or percentage amount you want allocated to that Guarantee Period Account.

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount


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deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a surrender charge applies to the withdrawal, it will be calculated as set forth under "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS PAID INTO AND RECEIVED FROM A CONTRACT IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

GENERAL

THE COMPANY. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates. The Variable Account is considered a part of and taxed with the operations of the Company and is not taxed as a separate entity.

As of the date of this Prospectus, the Variable Account and Sub-Accounts are not subject to tax, but the Company reserves the right to make a charge for any future tax liability it may incur as a result of the existence of the Contract, the Variable Account or the Sub-Accounts or for any tax imposed on the Company with respect to the income or assets of the Contract, the Variable Account or the Sub-Accounts held by the Company. Any such charge for taxes will be assessed against the Variable Account or the Sub-Accounts on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each Sub-Account account as though that Sub-Account were a separate taxable entity.

DIVERSIFICATION REQUIREMENTS. Section 817(h) of Code provides that the underlying investments held under a non-qualified annuity contract must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract. If these requirements are not met, the Owner will be taxed each year on the annual increase in Accumulated Valued unless a waiver of the diversification failure is obtained from the IRS.

The IRS has issued regulations under Section 817(h) of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of the assets of such account is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. These diversification requirements must be applied separately to each Sub-Account.

The Company believes that the Underlying Portfolios will comply with the current diversification requirements so that a non-qualified Contract that invests in one or more of those Portfolios will not be disqualified from annuity contract treatment by Section 817(h) of the Code. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the


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diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

OWNER CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of any assets in the Separate Account. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In order for a non-qualified variable annuity contract to qualify for tax deferral, assets in the segregated accounts underlying the contract must be considered to be owned by the insurance company and not by the contract owner. In three Revenue Rulings issued before the enactment of Section 817(h) of the Code in 1984, the IRS held that where a variable contract owner had certain forms of actual or potential control over the investments held under the variable annuity contract, the contract owner, rather than the issuing insurance company, would be treated as the owner and would be taxable on the income and gains produced by those assets.

QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two broad categories of variable annuity contracts: "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a tax-qualified retirement plan or program eligible for special tax treatment under the Code. A non-qualified contract is one that is not purchased in connection with a retirement plan or program eligible for special tax treatment. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see "PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS" below.

TAXATION OF THE CONTRACT

IN GENERAL. The Company believes that the Contract described in this Prospectus, with certain exceptions (see "Nonnatural Owner" below), will be considered an annuity contract under Section 72 of the Code which governs the taxation of annuities, and, if the Contract is a qualified contract, certain other provisions of the Code that will apply to it. Please note, however, if the Owner of a non-qualified Contract chooses an Annuity Date beyond the Owner's life expectancy, it is possible that the Contract may not be considered an annuity for tax purposes because there is no reasonable basis for expecting that annuity payments will ever be made under the Contract. In that event, the Owner would be taxed on the annual increase in Accumulated Value under the Contract. The Owner should consult a qualified tax adviser for more information. The following discussion assumes that a Contract will be treated as an annuity contract subject to Section 72 and, in the case of a qualified Contract, any other applicable provisions of the Code.

MANDATORY DISTRIBUTION REQUIREMENTS FOR QUALIFIED CONTRACTS. Under Section 401(a)(9) of the Code, qualified Contracts will generally be subject both to mandatory minimum distribution requirements upon attainment of age 70 1/2 by the Owner and to mandatory death benefit distribution requirements upon the death of the Owner, either before or after the commencement of benefit payments. (Note: the rules for Roth IRAs do not currently require distributions to begin during the Owner's lifetime.) To comply with Section 401(a)(9), tax-qualified plans must include a provision for the commencement of benefits when a participant attains age 70 1/2 (or under certain plans when the participant retires, if later.)

The regulations under Section 401(a)(9) provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have not yet commenced on an irrevocable basis, except for acceleration, the required minimum distribution for that year must be computed by determining the entire interest of the Owner in the Contract as of the prior December 31 and dividing that amount by the applicable distribution period as determined under the regulations.

The regulations further provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have commenced on an irrevocable basis, payments under


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such contract must generally be non-increasing. According to the regulations, payments will not fail to satisfy the non-increasing payment requirement merely because payments are increased in one or more of the following ways:

(1)  By a constant percentage, applied not less frequently than annually;

(2) To provide a final payment upon the death of the employee that does not exceed the excess of the total value being annuitized over the total payments before the death of the employee;

(3) As a result of dividend payments or other payments that result from actuarial gains, but only if actuarial gain is measured no less frequently than annually and the resulting dividend payments or other payments are either paid no later than the year following the year for which the actuarial experience is measured or paid in the same form as the payment of the annuity over the remaining period of the annuity, beginning no later than the year following the year for which the actuarial experience is measured; and

(4) An acceleration of payments under the annuity which is defined as a shortening of the payment period with respect to an annuity or a full or partial commutation of the future annuity payments. An increase in the payment amount will be treated as an acceleration of payments in the annuity only if the total future expected payments under the annuity (including the amount of any payment made as a result of the acceleration) is decreased as a result of the change in payment period.

Some forms of annuity payments permitted under the Contract may not meet the requirements under the final regulations issued pursuant to Section 401(a)(9). In the event that future IRS regulations and/or rulings would require Contract modifications in order for distributions to the Owner to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

To comply with Section 401(a)(9) of the Code, tax-qualified plans must also include provisions for the distribution of plan benefits after the death of the participant. If the surviving spouse of the participant is the beneficiary subject to the terms of such a plan, Section 401(a)(9) permits the surviving spouse to defer the commencement of benefits until he or she reaches age 70 1/2, at which time the minimum distribution requirements will apply as though the spouse were a plan participant.

If the beneficiary of a qualified Contract is not the participant's surviving spouse, the operation of the death benefit distribution requirements of Section 401(a)(9) will depend upon whether annuity payments have commenced. If the participant dies and annuity payments have commenced, the entire remaining interest must be distributed to the beneficiary at least as rapidly as under the method of distribution being used as of the date of the participant's death. If the participant dies before annuity payments have commenced, the entire interest must be distributed to the beneficiary either (i) within five years after the participant's death and/or (ii) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.

If a beneficiary intends to comply with the substantially equal payment requirements without electing annuity payments, the required minimum distribution for any year must be computed by determining the entire interest of the owner in the Contract as of the prior December 31 and dividing that amount by the life expectancy of the owner and beneficiary as determined under the regulations. If the beneficiary intends to comply with the requirement by electing to receive annuity payments, these payments must satisfy the "nonincreasing payment" requirement discussed above. Some forms of annuity payments offered under the Contract may not satisfy these requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order for distributions to a beneficiary to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

MANDATORY DISTRIBUTION REQUIREMENTS FOR NON-QUALIFIED CONTRACTS. Under Section 72(s) of the Code, a non-qualified annuity contract must contain specified provisions with respect to the distribution of the amounts held under the contract following the death of the contract owner. If this requirement is not met, the owner


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will be taxed each year on the annual increase in Accumulated Value. This
Contract contains provisions that are designed to meet the requirements of
Section 72(s).

Under Section 72(s), if the deceased Owner's surviving spouse is the beneficiary, the surviving spouse may retain the contract and continue deferral during his or her lifetime. If the beneficiary of the Contract is not the deceased Owner's surviving spouse, the specific distribution requirement applicable under Section 72(s) will depend upon whether annuity payments have commenced. If any Owner dies after annuity payments have commenced, the entire remaining interest under the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death. If any Owner dies before annuity payments have commenced, then the entire amount held under the Contract must be distributed

(1)  within five years after the death of the Owner; and/or

(2) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.

In a private letter ruling issued in 2001, the IRS held that distributions made to the designated beneficiary under a non-qualified variable annuity contract under a procedure that provided for payments over the life expectancy of the beneficiary would qualify under the "substantially equal" procedure described in
(ii) above, even though the beneficiary had the right to accelerate payments under the distribution procedure so long as the payments continued automatically unless and until such an acceleration occurred. In the event that future IRS regulations and/or rulings would require Contract modification in order to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, increases in the Contract's Accumulated Value are not taxable to the Owner until withdrawn from the Contract. Under the current provisions of the Code, amounts received or deemed to have been received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first allocable to any investment gains credited to the contract over the taxpayer's "investment in the contract" and, to that extent, are treated as ordinary income subject to federal income taxation. For this purpose, the "investment in the contract" is the total of all payments to the Contract that were not excluded from the Owner's income less any amounts previously withdrawn from the Contract which were excluded from income as recovery of the investment in the Contract. For purposes of computing the taxable amount of any distribution under these rules, Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract. Different rules may apply to Qualified Contracts.

ANNUITY PAYOUTS AFTER ANNUITIZATION. After annuity benefit payments begin under the Contract, a portion of each such payment received may generally be excluded from income as a recovery of the investment in the Contract. Different formulas apply to the computation of the excludable portion with respect to fixed annuity payments and with respect to variable annuity payments, but the general effect of both formulas is to allocate the exclusion from income for the investment in the Contract ratably over the period during which annuity payments will be received. All annuity payments received in excess of this excludable amount are taxable as ordinary income. Once the investment in the Contract is fully recovered, because payments under the Contract have continued for longer than expected, the entire amount of all future payments will be taxable. If the annuitant dies before the entire investment in the Contract is recovered, a deduction for the remaining amount is generally allowed on the annuitant's final tax return.

PENALTY ON EARLY DISTRIBUTIONS. Under Section 72(q) of the Code, a 10% penalty tax may be imposed on the withdrawal of investment gains from a non-qualified Contract if the withdrawal is made prior to age 59 1/2. A similar 10% penalty tax is imposed under Section 72(t) of the Code on withdrawals or distributions of investment gains from a qualified Contract prior to age 59 1/2. The penalty tax will not be imposed on withdrawals:

     -    taken on or after age 59 1/2; or


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     -    if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code); or in the case of the Owner's "total disability" (as defined in the Code); or

     - if withdrawals from a qualified Contract are made to an employee who has terminated employment after reaching age 55; or

     - irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee or the payee and a beneficiary.

Some forms of annuity payments permitted under the Contracts may not meet the "substantially equal" payment requirements under Section 72(q) or Section 72(s). Because of the uncertainties regarding these issues, a qualified tax adviser should be consulted prior to any request for a withdrawal from a Contract prior to age 59 1/2.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract without receiving adequate and full consideration for the transfer, Section 72 of the Code generally requires the Owner to report taxable income equal to any investment gain in value over the Owner's cost basis at the time of the transfer. This acceleration rule applies to a transfer to another individual (other than the Owner's spouse) or to a nonnnatural person, such as a trust. If the transfer is to a charity, the Owner may be allowed a deduction for some or all of the value of the Contract transferred. If the transfer is not to a charity, the Owner may also be subject to gift tax on some or all of the value of the Contract transferred without adequate and full consideration.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the Issue Date (an immediate annuity) or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A mandatory 20% withholding requirement applies to distributions from most other qualified contracts if such distribution would have been eligible to be rolled over into another qualified plan. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

OTHER TAX ISSUES

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


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ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner's country of citizenship or residence. Consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract.

FOREIGN TAX CREDITS. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS

Federal income taxation of assets held inside a qualified retirement plan and of earnings on those assets is deferred until distribution of plan benefits begins. As such, it is not necessary to purchase a variable annuity contract solely to obtain its tax deferral feature. However, other features offered under this Contract and described in this Prospectus -- such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options -- may make this Contract a suitable investment for your qualified retirement plan.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to owners of non-qualified Contracts. Individuals purchasing a qualified Contract should carefully review any such changes or limitations that may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees, including self-employed individuals. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES. Sections 408 and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Sections 408 and 408A of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Contract as described in this Prospectus. See "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY" under DESCRIPTION OF THE CONTRACT. The Contract, including all available riders, was filed with the IRS and its form approved as a prototype. Such an approval is an approval as to the form of the Contract and does not represent a determination of its merits.

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAs"). Under the provisions of Section 403(b) of the Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax. For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                             STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to the Owner each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and other statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.

                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to owners of TSA Contracts (i.e., Contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. You must use a Company form to request a loan. You may obtain Company forms by calling 1-800-533-2124. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Cash Reserve Sub-Account.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for, the shares of a fund that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund no longer are available for investment or if, in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other Contracts or permit a conversion between Contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to separate accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies which issue variable annuities and variable life contracts ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although currently the Company and the underlying investment companies do not foresee any such disadvantages to either variable life insurance owners or variable annuity owners, they intend to monitor events in order to identify any material conflicts between such Owners and to determine what action, if any, should be taken in response thereto. If it were concluded that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law, to:

(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or Sub-Accounts having assets of the same class,

(2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

(3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

(4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account,

(5)  to change the methodology for determining the net investment factor,

(6)  to change the names of the Variable Account or of the Sub-Accounts, and

(7) to combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                    CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will be applied uniformly to all Contracts that are affected.

                                  VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share.

During the annuity payout phase, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

Effective May 1, 2008, Epoch Securities, Inc. ("Epoch" or "Principal Underwriter"), a Delaware company located at 132 Turnpike Road,
Southborough, Massachusetts 01772, became principal underwriter for the Contracts. Epoch is a wholly-owned subsidiary of The Goldman Sachs Group, Inc.

The Company paid commissions not to exceed 7.0% of payments to broker-dealers that sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect with lower initial commission amounts plus ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to independent marketing organizations and broker-dealers based on the Contract's Accumulated Value, sales volumes, the performance of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. The Company will retain any surrender charges assessed on a Contract.


                                  LEGAL MATTERS

There are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

-    the Separate Account; or

- the ability of the principal underwriter to perform its contract with the Separate Account; or

- on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

                               FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Contract is surrendered, or if an amount in excess of the Withdrawal Without Surrender Charge is withdrawn, while the Contract is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least seven full Contract years.

In Massachusetts, payments and transfers to the Fixed Account are subject to the following restrictions:

          If a Contract is issued prior to the Annuitant's 60th birthday, allocations to the Fixed Account will be permitted until the Annuitant's 61st birthday. On and after the Annuitant's 61st birthday, no additional Fixed Account allocations will be accepted. If a Contract is issued on or after the Annuitant's 60th birthday up through and including the Annuitant's 81st birthday, Fixed Account allocations will be permitted during the first Contract year. On and after the first Contract anniversary, no additional allocations to the Fixed Account will be permitted. If a Contract is issued after the Annuitant's 81st birthday, no payments to the Fixed Account will be permitted at any time.

In Oregon, if the Contract is issued after the Annuitant's 81st birthday, no payments or transfers to the Fixed Account will be permitted.

If an allocation designated as a Fixed Account allocation is received at the Service Office during a period when the Fixed Account is not available due to the limitations outlined above, the monies will be allocated to the Cash Reserve Series.

                                   APPENDIX B
                SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER -- Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to the greater of 15% of the Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender based on hypothetical Accumulated Values:

           HYPOTHETICAL       WITHDRAWAL       SURRENDER
CONTRACT    ACCUMULATED   WITHOUT SURRENDER     CHARGE     SURRENDER
  YEAR         VALUE        CHARGE AMOUNT     PERCENTAGE     CHARGE
--------   ------------   -----------------   ----------   ---------
    1       $54,000.00        $ 8,100.00           7%      $3,213.00
    2        58,320.00          8,748.00           6%       2,974.32
    3        62,985.60         12,985.60           5%       2,500.00
    4        68,024.45         18,024.45           4%       2,000.00
    5        73,466.40         23,466.40           3%       1,500.00
    6        79,343.72         29,343.72           2%       1,000.00
    7        85,691.21         35,691.21           1%         500.00
    8        92,546.51         45,546.51           0%           0.00

WITHDRAWALS -- Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the Contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals of the Owner's account, based on hypothetical Accumulated Values.

                                          WITHDRAWAL
           HYPOTHETICAL                    WITHOUT       SURRENDER
CONTRACT    ACCUMULATED                   SURRENDER       CHARGE     SURRENDER
  YEAR         VALUE      WITHDRAWALS   CHARGE AMOUNT   PERCENTAGE     CHARGE
--------   ------------   -----------   -------------   ----------   ---------
    1       $54,000.00     $     0.00     $ 8,100.00         7%       $  0.00
    2        58,320.00           0.00       8,748.00         6%          0.00
    3        62,985.60           0.00      12,985.60         5%          0.00
    4        68,024.45      30,000.00      18,024.45         4%        479.02
    5        41,066.40      10,000.00       6,159.96         3%        115.20
    6        33,551.72       5,000.00       5,032.76         2%          0.00
    7        30,835.85      10,000.00       4,625.38         1%         53.75
    8        22,502.72      15,000.00       3,375.41         0%          0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

For purposes of the examples below:

i    = the guaranteed interest rate being credited to the guarantee period.

j    = the guaranteed interest rate on the date of surrender for the guarantee period with a duration equal to the number of years remaining in the current guarantee period, rounded to the next higher number of whole years.

n    = the number of days from the date of surrender to the expiration date of the guarantee period.

The following examples assume:

     1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

     2. The date of surrender is seven years (2,555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

     4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

     5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part I.

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED) *

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

          The market value factor  =  [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                   =  [(1+.08)/(1+.11)](TO THE POWER OF 2555/365) - 1

                                   =  (.97297)(TO THE POWER OF 7) - 1

                                   =  -.17452

     The Market Value Adjustment   =  Maximum of the market value factor
                                      multiplied by the withdrawal or the
                                      negative of the excess interest earned
                                      over 3%

                                   =  Maximum (-.17452 X $62,985.60 or
                                      -$8,349.25)

                                   =  Maximum (-$10,992.38 or -$8,349.25)
                                      = -$8,349.25

* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

          The market value factor  =  [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                   =  [(1+.08)/(1+.10)](TO THE POWER OF 2555/365) - 1

                                   =  (.98182)(TO THE POWER OF 7) - 1

                                   =  -.12054

     The Market Value Adjustment   =  the market value factor multiplied by the
     withdrawal

                                   =  -.12054 X $62,985.60

                                   =  -$7,592.11

** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED) *

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05

          The market value factor  =  [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                   =  [(1+.08)/(1+.05)](TO THE POWER OF 2555/365) - 1

                                   =  (1.02857)(TO THE POWER OF 7) - 1

                                   =  .21798

     The Market Value Adjustment   =  Minimum of the market value factor
                                      multiplied by the withdrawal or the excess
                                      interest earned over 3%

                                   =  Minimum of (.21798 X $62,985.60 or
                                      $8,349.25)

                                   =  Minimum of ($13,729.78 or $8,349.25)

                                   =  $8,349.25

* Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

          The market value factor  =  [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                   =  [(1+.08)/(1+.07)](TO THE POWER OF 2555/365) - 1

                                   =  (1.00935)(TO THE POWER OF 7) - 1

                                   =  .06728

     The Market Value Adjustment   =  the market value factor multiplied by the
                                      withdrawal

                                   =  .06728 X $62,985.60

                                   =  $4,237.90

** Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

                                   APPENDIX C
                                THE DEATH BENEFIT

PART 1: DEATH OF THE ANNUITANT

DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

                        HYPOTHETICAL
          HYPOTHETICAL     MARKET
CONTRACT  ACCUMULATED      VALUE         DEATH        DEATH          DEATH     HYPOTHETICAL
  YEAR       VALUE       ADJUSTMENT   BENEFIT (a)   BENEFIT (b)   BENEFIT (c)  DEATH BENEFIT
--------  ------------  ------------  -----------  ------------  ------------  -------------
    1     $53,000.00       $  0.00     $53,000.00   $52,500.00    $50,000.00     $53,000.00
    2      53,530.00        500.00      54,030.00    55,125.00     53,000.00      55,125.00
    3      58,883.00          0.00      58,883.00    57,881.25     55,125.00      58,883.00
    4      52,994.70        500.00      53,494.70    60,775.31     58,883.00      60,775.31
    5      58,294.17          0.00      58,294.17    63,814.08     60,775.31      63,814.08
    6      64,123.59        500.00      64,623.59    67,004.78     63,814.08      67,004.78
    7      70,535.95          0.00      70,535.95    70,355.02     67,004.78      70,535.95
    8      77,589.54        500.00      78,089.54    73,872.77     70,535.95      78,089.54
    9      85,348.49          0.00      85,348.49    77,566.41     78,089.54      85,348.49
   10      93,883.34          0.00      93,883.34    81,444.73     85,348.49      93,883.34

Death BenefFit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield of 5%, reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

DEATH BENEFIT ASSUMING WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.


                                     HYPOTHETICAL
          HYPOTHETICAL                 MARKET
CONTRACT   ACCUMULATED                 VALUE          DEATH         DEATH        DEATH      HYPOTHETICAL
  YEAR        VALUE     WITHDRAWALS   ADJUSTMENT   BENEFIT (a)   BENEFIT (b)  BENEFIT (c)  DEATH BENEFIT
--------  ------------  -----------  ------------  ------------  -----------  -----------  -------------
    1      $53,000.00    $     0.00     $  0.00     $53,000.00    $52,500.00   $50,000.00    $53,000.00
    2       53,530.00          0.00      500.00      54,030.00     55,125.00    53,000.00     55,125.00
    3        3,883.00     50,000.00        0.00       3,883.00      4,171.13     3,972.50      4,171.13
    4        3,494.70          0.00      500.00       3,994.70      4,379.68     4,171.13      4,379.68
    5        3,844.17          0.00        0.00       3,844.17      4,598.67     4,379.68      4,598.67
    6        4,228.59          0.00      500.00       4,728.59      4,828.60     4,598.67      4,828.60
    7        4,651.45          0.00        0.00       4,651.45      5,070.03     4,828.60      5,070.03
    8        5,116.59          0.00      500.00       5,616.59      5,323.53     5,070.03      5,616.59
    9        5,628.25          0.00        0.00       5,628.25      5,589.71     5,616.59      5,628.25
   10          691.07      5,000.00        0.00        691.07         712.70       683.44        712.70

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield of 5% reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

PART 2: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals. The table below presents examples of the death Benefit based on the Hypothetical Accumulated Values.

                         HYPOTHETICAL
           HYPOTHETICAL     MARKET
CONTRACT  ACCUMULATED       VALUE      HYPOTHETICAL
  YEAR       VALUE        ADJUSTMENT   DEATH BENEFIT
--------  -------------  ------------  -------------
    1       $53,000.00      $  0.00      $53,000.00
    2        53,530.00       500.00       54,030.00
    3        58,883.00         0.00       58,883.00
    4        52,994.70       500.00       53,494.70
    5        58,294.17         0.00       58,294.17
    6        64,123.59       500.00       64,623.59
    7        70,535.95         0.00       70,535.95
    8        77,589.54       500.00       78,089.54
    9        85,348.49         0.00       85,348.49
   10        93,883.34         0.00       93,883.34

The Hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

                                   APPENDIX D
                         CONDENSED FINANCIAL INFORMATION
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-K

                                                                      YEAR ENDED DECEMBER 31st
                                       --------------------------------------------------------------------------------------
SUB-ACCOUNT                             2007    2006    2005    2004    2003    2002    2001    2000    1999    1998    1997
-------------------------------------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
DELAWARE VIP BALANCED SERIES
Unit Value:
   Beginning of Period                  2.209   1.928   1.886   1.807   1.538   1.863   2.046   2.142   2.357   2.015   1.616
   End of Period                        2.186   2.209   1.928   1.886   1.807   1.538   1.863   2.046   2.142   2.357   2.015
   Number of Units Outstanding at End
      of Period (in thousands)         11,722  15,151  18,570  22,624  27,725  33,436  45,918  56,070  76,644  81,359  58,759

DELAWARE VIP CAPITAL RESERVES SERIES
Unit Value:
   Beginning of Period                  1.803   1.749   1.742   1.705   1.652   1.565   1.466   1.371   1.386   1.317   1.241
   End of Period                        1.858   1.803   1.749   1.742   1.705   1.652   1.565   1.466   1.371   1.386   1.317
   Number of Units Outstanding at End
      of Period (in thousands)          6,926   9,337  12,123  13,988  19,026  24,104  18,284  17,506  25,020  28,066  20,234

DELAWARE VIP CASH RESERVE SERIES
Unit Value:
   Beginning of Period                  1.373   1.332   1.316   1.323   1.334   1.336   1.304   1.248   1.207   1.165   1.124
   End of Period                        1.418   1.373   1.332   1.316   1.323   1.334   1.336   1.304   1.248   1.207   1.165
   Number of Units Outstanding at End
      of Period (in thousands)         13,564  14,297  16,512  21,315  30,325  35,311  30,794  36,106  42,241  32,501  24,014

DELAWARE VIP EMERGING MARKETS SERIES
Unit Value:
   Beginning of Period                  2.422   1.932   1.537   1.168   0.694   0.670   0.645   0.856   0.586   0.880   1.000
   End of Period                        3.316   2.422   1.932   1.537   1.168   0.694   0.670   0.645   0.856   0.586   0.880
   Number of Units Outstanding at End
      of Period (in thousands)          2,702   3,580   4,816   5,992   7,491   9,237  11,020  12,964  10,078   6,662   4,545

                                                                         YEAR ENDED DECEMBER 31st
                                          -------------------------------------------------------------------------------------
SUB-ACCOUNT                                2007   2006    2005    2004    2003    2002    2001    2000    1999    1998    1997
----------------------------------------  -----  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
DELAWARE VIP GROWTH OPPORTUNITIES SERIES
Unit Value:
   Beginning of Period                    3.394   3.237   2.947   2.657   1.911   2.581   3.109   3.447   2.145   1.831   1.616
   End of Period                          3.781   3.394   3.237   2.947   2.657   1.911   2.581   3.109   3.447   2.145   1.831
   Number of Units Outstanding at End
      of Period (in thousands)            7,224  10,245  13,275  18,320  23,502  30,520  43,380  55.376  60,264  58,454  57,025

DELAWARE VIP HIGH YIELD SERIES
Unit Value:
   Beginning of Period                    1.949   1.758   1.721   1.528   1.204   1.199   1.268   1.536   1.599   1.652   1.474
   End of Period                          1.976   1.949   1.758   1.721   1.528   1.204   1.199   1.268   1.536   1.599   1.652
   Number of Units Outstanding at End
      of Period (in thousands)            6,445   8,634  11,446  14,897  19,708  22,327  30,489  37,456  59,311  70,679  56,733

DELAWARE VIP INTERNATIONAL VALUE EQUITY
   SERIES
Unit Value:
   Beginning of Period                    3.486   2.861   2.570   2.140   1.513   1.713   1.993   2.011   1.762   1.619   1.540
   End of Period                          3.617   3.486   2.861   2.570   2.140   1.513   1.713   1.993   2.011   1.762   1.619
   Number of Units Outstanding at End
      of Period (in thousands)            6,626   9,146  11,555  14,786  18,812  24,451  33,259  41,323  49,478  51,715  48,813

DELAWARE VIP REIT SERIES
Unit Value:
   Beginning of Period                    2.929   2.240   2.120   1.636   1.238   1.202   1.120   0.865   0.901   1.000     N/A
   End of Period                          2.486   2.929   2.240   2.120   1.636   1.238   1.202   1.120   0.865   0.901     N/A
   Number of Units Outstanding at End
      of Period (in thousands)            2,304   3,040   3,971   5,051   5,710   6,728   5,170   4,864   2,775   1,235     N/A

                                                                           YEAR ENDED DECEMBER 31st
                                          -----------------------------------------------------------------------------------------
SUB-ACCOUNT                                2007    2006    2005    2004    2003    2002    2001    2000     1999     1998     1997
----------------------------------------  ------  ------  ------  ------  ------  ------  ------  ------  -------  -------  -------
DELAWARE VIP SELECT GROWTH SERIES
Unit Value:
   Beginning of Period                     0.919   0.915   0.795   0.744   0.541   0.813   1.082   1.416    1.000      N/A      N/A
   End of Period                           0.993   0.919   0.915   0.795   0.744   0.541   0.813   1.082    1.416      N/A      N/A
   Number of Units Outstanding at End
      of Period (in thousands)            12,035  15,715  19,758  25,157  30,396  36,491  50,616  62,339   36,671      N/A      N/A

DELAWARE VIP SMALL CAP VALUE SERIES
Unit Value:
   Beginning of Period                     4.199   3.665   3.397   2.836   2.026   2.177   1.974   1.694    1.806    1.923    1.467
   End of Period                           3.866   4.199   3.665   3.397   2.836   2.026   2.177   1.974    1.694    1.806    1.923
   Number of Units Outstanding at End
      of Period (in thousands)             6,359   8,892  11,927  15,826  20,733  26,208  33,222  37,075   47,718   55,136   43,269

DELAWARE VIP TREND SERIES
Unit Value:
   Beginning of Period                     3.390   3.196   3.062   2.758   2.070   2.622   3.142   3.422    2.036    1.779    1.486
   End of Period                           3.702   3.390   3.196   3.062   2.758   2.070   2.622   3.142    3.422    2.036    1.779
   Number of Units Outstanding at End
      of Period (in thousands)             7.142  10,237  13,209  18,024  22,361  27,704  37,136  46,252   42,570   36,571   33,256

DELAWARE VIP U.S. GROWTH SERIES
Unit Value:
   Beginning of Period                     0.736   0.729   0.645   0.633   0.519   0.744   0.999   1.057    1.000      N/A      N/A
   End of Period                           0.816   0.736   0.729   0.645   0.633   0.519   0.744   0.999    1.057      N/A      N/A
   Number of Units Outstanding at End
      of Period (in thousands)             7,113   9,503  10,958  14,803  17,918  18,012  22,188  26,693    5,522      N/A      N/A

DELAWARE VIP VALUE SERIES
Unit Value:
   Beginning of Period                     3.909   3.195   3.056   2.697   2.132   2.659   2.806   2.556    2.672    2.433    1.883
   End of Period                           3.750   3,909   3.195   3.056   2.697   2.132   2.659   2.806    2.556    2.672    2.433
   Number of Units Outstanding at End
      of Period (in thousands)            17,596  24,200  31,766  41,264  52,358  58,096  78,509  97,656  136,760  146,009  113,507

                                                                           YEAR ENDED DECEMBER 31st
                                               --------------------------------------------------------------------------------
SUB-ACCOUNT                                     2007    2006    2005    2004    2003    2002    2001    2000   1999  1998  1997
---------------------------------------------  ------  ------  ------  ------  ------  ------  ------  ------  ----  ----  ----
AIM V.I. CAPITAL APPRECIATION FUND
Unit Value:
   Beginning of Period                          0.502   0.477   0.450   0.421   0.326   0.478   0.734   1.000   N/A   N/A   N/A
   End of Period                                0.555   0.502   0.477   0.450   0.421   0.326   0.478   0.734   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                  4,730   6,556   7,337   8,720  10,038  10,733  11,289   8,987   N/A   N/A   N/A

AIM V.I. CORE EQUITY FUND
Unit Value:
   Beginning of Period                          0.722   0.635   0.610   0.585   0.474   0.689   0.800   1.000   N/A   N/A   N/A
   End of Period                                0.769   0.722   0.635   0.610   0.585   0.474   0.689   0.800   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                  7,993  10,372  12,618  15,357  20,127  24,265  30,221  26,552   N/A   N/A   N/A

AIM V.I. HIGH YIELD FUND
Unit Value:
   Beginning of Period                          1.093   1.001   0.988   0.901   0.714   0.769   0.820   1.000   N/A   N/A   N/A
   End of Period                                1.091   1.093   1.001   0.988   0.901   0.714   0.769   0.820   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                  1,175   1,583   1,685   1,914   2,574   2,004   2,363   1,183   N/A   N/A   N/A

AIM V.I. INTERNATIONAL GROWTH FUND
Unit Value:
   Beginning of Period                          1.138   0.900   0.774   0.633   0.497   0.598   0.793   1.000   N/A   N/A   N/A
   End of Period                                1.287   1.138   0.900   0.774   0.633   0.497   0.598   0.793   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                  4,105   4,461   4,891   5,594   6,026   7,061   8,940   8,731   N/A   N/A   N/A

ALGER AMERICAN CAPITAL APPRECIATION PORTFOLIO
Unit Value:
   Beginning of Period                          0.760   0.646   0.572   0.537   0.404   0.620   0.748   1.000   N/A   N/A   N/A
   End of Period                                1.000   0.760   0.646   0.572   0.537   0.404   0.620   0.748   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                  4,915   6.341   7,959   8,754   9,381   8,890   7,309   5,213   N/A   N/A   N/A

                                                                                YEAR ENDED DECEMBER 31st
                                                   --------------------------------------------------------------------------------
SUB-ACCOUNT                                         2007    2006    2005    2004    2003    2002    2001    2000   1999  1998  1997
-------------------------------------------------  ------  ------  ------  ------  ------  ------  ------  ------  ----  ----  ----
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
Unit Value:
   Beginning of Period                              1.163   1.071   0.989   0.887   0.609   0.876   0.951   1.000   N/A   N/A   N/A
   End of Period                                    1.508   1.163   1.071   0.989   0.887   0.609   0.876   0.951   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                      4,772   5,592   7,311   8,839   9,783   9,749  11,470   8,095   N/A   N/A   N/A

ALGER AMERICAN SMALLCAP GROWTH PORTFOLIO
Unit Value:
   Beginning of Period                              0.836   0.707   0.613   0.534   0.380   0.523   0.752   1.000   N/A   N/A   N/A
   End of Period                                    0.967   0.836   0.707   0.613   0.534   0.380   0.523   0.752   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                      2,090   1,929   1,886   1,986   2,149   2,132   2,529   2,165   N/A   N/A   N/A

ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO
Unit Value:
   Beginning of Period                              0.437   0.409   0.400   0.387   0.273   0.475   0.646   1.000   N/A   N/A   N/A
   End of Period                                    0.517   0.437   0.409   0.400   0.387   0.273   0.475   0.646   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                      4,908   6,142   7,137   9,738  11,310  12,420  16,283  14,525   N/A   N/A   N/A

ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO
Unit Value:
   Beginning of Period                              1.385   1.200   1.164   1.061   0.814   1.062   1.076   1.000   N/A   N/A   N/A
   End of Period                                    1.432   1.385   1.200   1.164   1.061   0.814   1.062   1.076   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                     12,234  15,738  18,286  22,195  25,414  26,455  30,272  14,169   N/A   N/A   N/A

                                                                               YEAR ENDED DECEMBER 31st
                                                   -------------------------------------------------------------------------------
SUB-ACCOUNT                                         2007   2006    2005    2004    2003    2002    2001    2000   1999  1998  1997
-------------------------------------------------  -----  ------  ------  ------  ------  ------  ------  ------  ----  ----  ----
ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO
Unit Value:
   Beginning of Period                             0.697   0.716   0.650   0.576   0.433   0.613   0.814   1.000   N/A   N/A   N/A
   End of Period                                   0.774   0.697   0.716   0.650   0.576   0.433   0.613   0.814   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                     3,876   5,049   6,316   6,982   6,639   6,246   6,471   5,441   N/A   N/A   N/A

ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO
Unit Value:
   Beginning of Period                             0.629   0.642   0.567   0.531   0.436   0.640   0.786   1.000   N/A   N/A   N/A
   End of Period                                   0.705   0.629   0.642   0.567   0.531   0.436   0.640   0.786   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                     9,173  10,824  12,386  15,025  19,247  21,686  25,485  21,392   N/A   N/A   N/A

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES
   FUND
Unit Value:
   Beginning of Period                             0.805   0.751   0.727   0.662   0.489   0.695   0.832   1.000   N/A   N/A   N/A
   End of Period                                   0.883   0.805   0.751   0.727   0.662   0.489   0.695   0.832   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                     3,085   3,751   4,510   5,656   6,276   6,845   5,509   4,420   N/A   N/A   N/A

FT VIP MUTUAL SHARES SECURITIES FUND
Unit Value:
   Beginning of Period                             1.754   1.503   1.379   1.241   1.006   1.157   1.096   1.000   N/A   N/A   N/A
   End of Period                                   1.790   1.754   1.503   1.379   1.241   1.006   1.157   1.096   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                     6,154   6,929   7,333   8,016   9,851   9,725   7,523   1,180   N/A   N/A   N/A

                                                                               YEAR ENDED DECEMBER 31st
                                                   -------------------------------------------------------------------------------
SUB-ACCOUNT                                         2007   2006    2005    2004    2003    2002    2001    2000   1999  1998  1997
-------------------------------------------------  -----  ------  ------  ------  ------  ------  ------  ------  ----  ----  ----
FT VIP TEMPLETON FOREIGN SECURITIES FUND
Unit Value:
   Beginning of Period                             1.345   1.123   1.034   0.885   0.679   0.845   1.021   1.000   N/A   N/A   N/A
   End of Period                                   1.532   1.345   1.123   1.034   0.885   0.679   0.845   1.021   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                     3,183   3,829   4,256   4,440   4,508   3,902   3,655   2,125   N/A   N/A   N/A

FT VIP TEMPLETON GROWTH SECURITIES FUND
Unit Value:
   Beginning of Period                             1.571   1.308   1.219   1.065   0.818   1.017   1.046   1.000   N/A   N/A   N/A
   End of Period                                   1.586   1.571   1.308   1.219   1.065   0.818   1.017   1.046   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                     2,752   3,366   4,198   4,386   4,155   3,434   2,329     771   N/A   N/A   N/A

PIONEER EMERGING MARKETS VCT PORTFOLIO
Unit Value:
   Beginning of Period                             1.985   1.485   1.095   0.936   0.601   0.618   0.677   1.000   N/A   N/A   N/A
   End of Period                                   2.788   1.985   1.485   1.095   0.936   0.601   0.618   0.677   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                     1,506   1,630   1,770   1,799   1,633   1,573     869     611   N/A   N/A   N/A

PIONEER MID CAP VALUE VCT PORTFOLIO
Unit Value:
   Beginning of Period                             1.959   1.770   1.668   1.389   1.028   1.176   1.123   1.000   N/A   N/A   N/A
   End of Period                                   2.035   1.959   1.770   1.668   1.389   1.028   1.176   1.123   N/A   N/A   N/A
   Number of Units Outstanding at End
      of Period (in thousands)                     2,900   3,428   4,669   5,342   5,230   4,914   4,268   1,722   N/A   N/A   N/A